                                                                   Exhibit (99)
                                                                   ------------


                         STANDSTILL AND WAIVER AGREEMENT

     STANDSTILL AND WAIVER AGREEMENT dated as of May [ ], 2001 (this "Agreement") among (A) Owens Corning and the affiliates of Owens Corning listed on Exhibit A (collectively, the "Debtors"); IPM, Inc. ("IPM"), Owens Corning Fiberglas Sweden Inc., and Vytec Corporation (collectively, the "Non-Debtor Guarantors"); European Owens-Corning Fiberglas S.A. and Owens Corning Canada Inc. (collectively, the "Non-Debtor Borrowers"); Owens-Corning Capital Holdings I, Inc. and Owens-Corning Capital Holdings II, Inc. (collectively, the "Consenting Subsidiaries"); the non-debtor affiliates of Owens Corning listed on Exhibit B (the "Consolidated IPM Affiliates") (the Non-Debtor Guarantors, the Non-Debtor Borrowers, the Consenting Subsidiaries and the Consolidated IPM Affiliates are sometimes referred to collectively herein as the "Covered Non-Debtors"); various non-debtor affiliates of Owens Corning that are a party to any of the credit facilities listed on Exhibit C, as it may be amended hereafter from time to time pursuant to Section 10 below, (each a "Bilateral Facility" and collectively, the "Bilateral Facilities") and that are not otherwise Covered Non-Debtors (the "Bilateral Affiliates"); various non-debtor affiliates of Owens Corning that are not otherwise Covered Non-Debtors or Bilateral Affiliates and that have funds currently subject to an administrative freeze listed on Exhibit D (the "Setoff Affiliates") (the Bilateral Affiliates, the Setoff Affiliates and the Covered Non-Debtors are sometimes referred to collectively herein as the "Non-Debtors"); and (B) Credit Suisse First Boston, as Agent and Lender (the "Agent"), and the Bank Lenders listed on Exhibit E, together with their successors, assigns and any other party participating in any such Bank Lender's interest pursuant to Section 13.09 of that certain Credit Agreement dated as of June 26, 1997 (as amended, the "Credit Agreement") (collectively, the "Lenders"). The term "Credit Agreement" includes any Loan Document as defined therein, together with all documents executed and delivered in connection therewith.

                  PRELIMINARY STATEMENTS:

     (1) Owens Corning, certain of the Debtors, the Non-Debtor Borrowers, certain of the Non-Debtor Guarantors, and the Lenders entered into the Credit Agreement. The remaining Non-Debtor Guarantor subsequently executed a Guarantor Supplement (as defined under the Credit Agreement) and thereby became a Guarantor (as defined under the Credit Agreement) and the Consenting Subsidiaries subsequently executed Subsidiary Consents (as shown on Schedule 6.01(b)(viii) of the Credit Agreement) and thereby became Consenting Subsidiaries.

     (2) In order to reorganize Owens Corning's  European  insulation  business,
(i) N.V. Owens Corning S.A. ("OCSA") was split in April 2000 to form Owens Corning Composites S.P.R.L. ("SPRL"), (ii) IPM and Alcopor Holding AG formed Alcopor Owens Corning Holding AG ("AOCH") in May 2000, and (iii) Owens Corning (along with certain of its subsidiaries) in May 2000 sold shares of stock to AOCH in Owens Corning Alcopor Belgium S.A., Owens Corning (UK) Holdings Limited, Owens-Corning Fiberglas (U.K.) Limited, Owens Corning Alcopor UK Ltd., Owens Corning Polyfoam UK Ltd., and Owens Corning Alcopor France S.A.S. (collectively, the "European Insulation Entities" and together with AOCH and their respective subsidiaries, affiliates, predecessors, successors and assigns, the "Alcopor Related Entities"). OCSA and certain of the European Insulation Entities had been Designated Subsidiary Borrowers (as defined in the Credit Agreement). Notwithstanding the foregoing, the Lenders have asserted a right under the Credit Agreement, which right has been disputed by Owens Corning, OCSA, SPRL and the Alcopor Related Entities, to recoup and setoff against funds in accounts of OCSA, SPRL and the Alcopor Related Entities, and each of their respective subsidiaries, affiliates, predecessors, successors and assigns.

     (3) On October 5, 2000 (the "Petition Date"), the Debtors each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the District of Delaware (the "Court"). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

     (4) On the Petition Date, the Debtors commenced an adversary proceeding in the Court against the Lenders captioned "Owens Corning, et al. v. Credit Suisse First Boston, et al.," Adv. Pro. No. A-00-1575 (the "Adversary Proceeding"). In connection with the Adversary Proceeding, the Debtors filed a motion seeking a temporary restraining order and a preliminary injunction in order to prevent the Lenders from exercising various rights and remedies arising (i) under the Credit Agreement and the Loan Documents (as defined therein), as against the Covered Non-Debtors, and (ii) under the Bilateral Facilities, as against the Non-Debtors that are a party to any Bilateral Facility.

     (5) Following discussions between Owens Corning and the Agent, the Court entered an Order on October 10, 2000 to which the Lenders did not object (as modified, the "TRO"), enjoining and restraining the Lenders through and including October 16, 2000 from exercising (i) "any enforcement right or enforcement remedy" under the Credit Agreement or any Bilateral Facility against any Non-Debtor; or (ii) "any setoff rights" arising under the Credit Agreement, any Bilateral Facility or under applicable law, except that Lenders were permitted to impose an administrative freeze on the accounts of any Non-Debtor. The TRO further maintained the status quo by, among other things, (A) permitting Lenders to exercise rights against Non-Debtors under Bilateral Facilities due to any event of default other than a default arising from the commencement of the Debtors' chapter 11 cases (the "Cases"), and (B) expressly preserving all rights and remedies of all parties, including (x) objections to the jurisdiction of the Court, and (y) matters regarding setoff rights and administrative freeze rights.

     (6) The Lenders have not objected to various subsequent modifications of the TRO and extensions thereof through and including May 22, 2001. The Lenders and the Debtors also entered into a stipulation, "so ordered" by the Court, extending the time within which the Lenders must answer, plead or otherwise respond to the complaint filed in the Adversary Proceeding until a date that is fourteen days following the date that the Debtors provide written notice to the Agent that a response is demanded.

     (7) In order to avoid the uncertainties, costs and time demands of litigation, the Lenders and the Debtors now wish to resolve the issues underlying the Adversary Proceeding, whereby the Lenders will agree not to exercise certain remedies against the Non-Debtors for a period of time in consideration of the undertakings of the Debtors and Non-Debtors set forth below.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1.  Agreement to Standstill.
                              ------------------------

     (a) During the Standstill Period (as defined below), (A) the Lenders will not exercise any right or remedy for the enforcement, collection or recovery of any of the Guaranteed Obligations (as defined in the Credit Agreement) from any of the Covered Non-Debtors other than with respect to valid Setoff Rights (as defined below) existing as of the Petition Date, and (B) the Lenders party to a Bilateral Facility will not, as a result of any default thereunder arising solely from the commencement of the Cases, which default shall be waived during the Standstill Period (and by execution hereof, each such Lender shall be deemed to have waived any such default), exercise any enforcement right or remedy against any Non-Debtor that is party to such agreement other than with respect to valid Setoff Rights existing as of the Petition Date, provided that no Lender will be (I) required under any circumstances to make additional loans or advances under a Bilateral Facility to any Non-Debtor; or (II) prevented from exercising any other rights or remedies available to it under a Bilateral Facility. The term "Standstill Period" means the period from the date on which the conditions set forth in Section 5 below shall have been satisfied until the earliest to occur of (i) the date of the filing of a plan or plans of reorganization in the Cases, (ii) a termination due to an Event of Default (as described in Section 7 below), or (iii) the date which is no earlier than October 31, 2002 and which is forty-five (45) days after written notice has been given to Owens Corning and its counsel by the Agent that the Lenders constituting the Majority Banks (as defined in the Credit Agreement) have elected to terminate the Standstill Period. Upon termination of the Standstill Period, all obligations of the Debtors and Non-Debtors under Section 4 and
Section 6 below shall immediately terminate.

     (b) By execution hereof by Lenders constituting the Majority Banks and the Agent, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit
Agreement), and upon satisfaction of the conditions set forth in Section 5 below, the Lenders hereby waive, and this Agreement shall constitute a waiver of, pursuant to Section 13.05 of the Credit Agreement, all rights and remedies (whether pursuant to the Credit Agreement, or any applicable law) for the enforcement, collection or recovery of any of the Guaranteed Obligations (as defined in the Credit Agreement) from any of the Non-Debtors during the Standstill Period other than with respect to valid Setoff Rights existing as of the Petition Date.

     (c) By execution hereof by Lenders constituting the Majority Banks, the Agent, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit Agreement) and Owens Corning, and upon satisfaction of the conditions set forth in Section 5 below, this Section 1(c) shall constitute an amendment of the Credit Agreement pursuant to Section 13.05 of the Credit Agreement, whereby the Lenders acknowledge and agree that, except as expressly set forth in this
Section 1(c), OCSA, SPRL and the Alcopor Related Entities have no liability under the Credit Agreement, and, except as expressly set forth in this Section 1(c), the Lenders hereby unconditionally and absolutely release, discharge and waive all actions, causes of action, claims, damages, rights and remedies relating to the Credit Agreement, now existing or hereafter arising, against OCSA, SPRL and the Alcopor Related Entities, and each of their respective subsidiaries, affiliates, predecessors, successors and assigns. Notwithstanding the foregoing, to the extent any Lender has asserted a right, whether under the Credit Agreement or a Bilateral Facility, to setoff or recoup funds in the accounts of OCSA, SPRL and the Alcopor Related Entities, which are currently subject to an administrative freeze, such rights shall be preserved until resolved pursuant to Section 2 below. The foregoing amendment and release of OCSA, SPRL and the Alcopor Related Entities for liability under the Credit Agreement shall survive the termination of this Agreement.

     (d) Notwithstanding anything to the contrary set forth in this Agreement (saving and excepting Section 1(c) above), and without limiting the applicability of the foregoing, no Lender will be (i) affected or in any way limited in its ability to terminate or close out any swap agreement, repurchase agreement or similar transaction with any Non-Debtor; (ii) consenting to or waiving any objection to the jurisdiction of the Court over such Lender or Non-Debtor with respect to any dispute arising under a Bilateral Facility or an Excluded Facility (as defined below); (iii) waiving any right to object to or enforce its rights and remedies in respect of any plan of reorganization; (iv) waiving any right to object to or enforce its rights and remedies in respect of any order of the Court (or any other court of competent jurisdiction) which would seek to affect the rights of the Agent or any Lender against any Non-Debtor, except as provided in Sections 1(b) and 1(c) above, or (v) waiving any rights that it may have in the event that any Non-Debtor subsequently commences a case under the Bankruptcy Code or seeks relief under any comparable bankruptcy or insolvency proceeding.

     (e) The rights of any party with respect to any claim arising under the Credit Agreement or any Bilateral Facility shall be preserved, except to the extent expressly modified by this Agreement. No payments pursuant to Sections 3 and 4 below shall in any way be recharacterized as, or reduce the claims of any Lender against any Debtor or Non-Debtor for, principal or interest under the Credit Agreement or any Bilateral Facility.

     (f) Any other credit facility between any Lender and any Non-Debtor that is not included on Exhibit C hereto (each an "Excluded Facility") is excluded from the scope of this Agreement and will not be affected hereby or by the Order (as defined below).

                  SECTION 2. Setoff  Rights.
                             --------------

     Lenders, Debtors, and Non-Debtors will each provide information reasonably requested by any other to determine the validity of setoff or recoupment rights under the Credit Agreement, under any Bilateral Facility or otherwise arising under applicable law ("Setoff Rights"), and agree to seek in good faith (and, with respect to the Debtors, in consultation with the official committees appointed in the Cases under Section 1103 of the Bankruptcy Code (collectively, the "Committees")) to resolve all disputes regarding Setoff Rights no later than July 2, 2001 (two weeks before the July omnibus hearing). To the extent the parties that hold a direct interest in any funds currently subject to an administrative freeze (with respect to any asserted Setoff Right, the "Setoff Parties") shall agree that a Setoff Right with respect to such funds is valid, upon notice to the Agent Lenders will be entitled to exercise such Setoff Rights. To the extent that the Setoff Parties agree that a Setoff Right is not valid, upon notice to the Agent, Lenders agree to release funds held with respect to such asserted Setoff Right to the applicable Debtor or Non-Debtor. Pending resolution of Setoff Rights, all administrative freezes imposed in accordance with the TRO or any other order of the Court shall remain in full force and effect, and all parties' rights with respect thereto shall be preserved. If the validity of any Setoff Right remains unresolved as of July 2, 2001 (or such later date agreed to by the Setoff Parties), the Setoff Parties each reserve the right to submit any such dispute to the Court for resolution, and, in accordance with Section 1(d) above, all rights with respect thereto shall be preserved. In order to avoid unnecessary expense for the Debtors' estates, Lenders agree that Debtors' and Non-Debtors' interests regarding Setoff Rights may be represented by Debtors' counsel, and Lenders waive any rights to object to such representation solely for such purpose (and solely on the basis of potential conflicts of interest between Debtors and Non-Debtors; all other rights being expressly reserved).

                  SECTION 3. Fees.
                             ----

     Upon execution of this Agreement by the Agent, Chase Manhattan Bank, the Majority Banks, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit Agreement) and the satisfaction of the conditions set forth in Sections 5(a) and (c) below, Owens Corning shall make (i) a payment of $3,000,000 (the "Standstill Fee") to the Agent for and on behalf of the Lenders executing this Agreement (each a "Participating Lender" and collectively, the "Participating Lenders"), and each Participating Lender shall receive (x) a pro rata share of the Standstill Fee based upon such Participating Lender's outstanding commitment under the Credit Agreement, and (y) a pro rata share of any portion of the Standstill Fee remaining after payment is made pursuant to clause (x) above, based upon such Participating Lender's outstanding commitment under the Credit Agreement; and (ii) a payment of $200,000 to each of the Agent and Chase Manhattan Bank, in their respective capacities as co-chairs of the Lenders' steering committee (the "Lenders' Steering Committee").

                  SECTION 4. Costs and Expenses.
                             ------------------

     Owens Corning will pay on written request (i) all reasonable fees and expenses of the Agent incurred in connection with its participation in the Cases or the enforcement of any rights under the Credit Agreement or Loan Documents, including (x) reasonable attorneys' fees and disbursements, and (y) the fees and disbursements of a financial advisor, investment banker or accounting firm, provided that the fees and disbursements to be paid to any such financial advisor, investment banker or accounting firm shall not exceed $1,250,000 in the aggregate; (ii) all reasonable fees and expenses of any individual Participating Lender (other than the Agent) that is one of the current members (or that replaces a current member) of the Lenders' Steering Committee in connection with such Participating Lender's participation on such Committee, including reasonable attorneys' fees and disbursements, provided that the amount to be paid to any such Lender on account of such attorneys' fees shall not exceed $15,000 per calendar year; (iii) all reasonable travel and related out-of-pocket expenses of each Participating Lender in connection with meetings of Lenders and related matters under the Credit Agreement; and (iv) all reasonable fees and expenses incurred to date of any individual Participating Lender that is party to a Bilateral Facility (but solely to the extent so provided in such Bilateral Facility), including reasonable attorneys' fees and disbursements, in connection with the TRO and the enforcement of rights under such Bilateral Facility.

                  SECTION 5. Conditions of Effectiveness.
                             ---------------------------

     This Agreement shall become effective only when, on or prior to June 30, 2001, unless extended by mutual agreement between Owens Corning, on behalf of the Debtors and Non-Debtors, and the Agent, on behalf of the Lenders, (a) the Agent notifies Owens Corning and its counsel that the Agent has given due notice of this Agreement to the Lenders in a manner consistent with Section 13.01 of the Credit Agreement, (b) executed by the Agent, Chase Manhattan Bank, the Majority Banks, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit Agreement), the Debtors and the Covered Non-Debtors, (c) an order acceptable in form and substance to the Agent shall have been entered by the Court (i) terminating the TRO with respect to the Participating Lenders and dismissing the Adversary Proceeding, without prejudice, with respect to the Participating Lenders' rights and remedies under (x) the Credit Agreement and Loan Documents, and (y) the Bilateral Facilities; (ii) approving this Agreement and the payments contemplated hereunder; and (iii) lifting the automatic stay solely to permit the exercise of Setoff Rights pursuant to Section 2 above by the Lenders with respect to the Debtors (the "Order"), and the Order shall be in full force and effect and shall not have been stayed, reversed, rescinded, modified, vacated or amended in any respect, (d) an order, in form and substance reasonably acceptable to the Agent, shall have been entered by the Court authorizing, among other things, the maintenance of certain existing bank accounts, the use of a modified cash management system, and, subject to certain conditions, the transfer of funds between Debtors and Non-Debtors (as amended, the "Cash Management Order") and (e) the payments described in Section 3 above, and all fees and expenses (including fees and disbursements of counsel) of the type described in Section 4 above incurred by the Agent or any Participating Lender from the commencement of the Cases, shall have been paid. Debtors hereby agree to use reasonable best efforts to obtain approval of the Order. All motions and other documents filed with and submitted to the Court in connection with the Order shall in form and substance be reasonably acceptable to the Agent.

                  SECTION 6. Affirmative and Negative Covenants.
                             ----------------------------------

     All affirmative and negative covenants set forth in Article 7 of that certain Post-Petition Credit Agreement dated as of December 8, 2000 among Owens Corning and the subsidiaries of Owens Corning named therein, as borrowers, Bank of America, N.A., as agent ("BofA"), and the lenders named therein (the "DIP Loan Agreement") are hereby incorporated by reference as if fully set forth herein, mutatis mutandis; except that the term "Other Subsidiary" (as defined in the DIP Loan Agreement) shall for purposes of this Agreement apply solely to Covered Non-Debtors. Except as expressly set forth in Section 6(l) below any amendment to any provision of Article 7 of the DIP Loan Agreement shall be deemed to be an amendment to this Agreement, and any waiver by BofA with respect to any provision of Article 7 of the DIP Loan Agreement will be deemed to effect a waiver with respect to this Agreement. In the event that the DIP Loan Agreement is terminated in accordance with Section 3.2 thereof and Owens Corning from time to time becomes subject to any substitute or successor debtor-in-possession credit agreement (the "Successor Loan Agreement"), the affirmative and negative covenants set forth in such Successor Loan Agreement shall be substituted for the covenants set forth in the DIP Loan Agreement and are hereby incorporated by reference as if fully set forth herein, mutatis mutandis. Except as expressly set forth in Section 6(l) below any amendment to the covenants of such Successor Loan Agreement shall be deemed an amendment to this Agreement, and any waiver granted by the lenders under such Successor Loan Agreement will be deemed to effect a waiver with respect to this Agreement. If, at any time, neither the DIP Loan Agreement nor any Successor Loan Agreement is in effect, the provisions of Article 7 of the DIP Loan Agreement will survive for purposes of this Agreement; in such event, the parties agree to negotiate in good faith amendments or modifications proposed by any of them to the provisions of Article 7 of the DIP Loan Agreement, including applicable schedules, tests and other allowances. Such negotiation shall be between Owens Corning, on behalf of the Debtors and Covered Non-Debtors, and the Agent, on behalf of the Lenders. In addition, for so long as this Agreement is in effect:

     (a) Owens Corning and each Covered Non-Debtor shall deliver to the Agent all pleadings, motions and other documents filed with a court in connection with any action (i) to enforce any right or remedy against any Covered Non-Debtor under any Bilateral Facility or Excluded Facility, or (ii) which could reasonably be expected to have a material adverse effect on the operations, business, properties, conditions (financial or otherwise) of such Covered Non-Debtor or on the rights and remedies of the Lenders against any Non-Debtor Guarantor (a "Material Adverse Effect").

     (b) Debtors shall not make any application to the Court seeking any amendment to, or waiver of, Paragraph 12 of the Cash Management Order without the prior approval of the Agent, which approval shall not be unreasonably withheld.

     (c) Owens Corning shall give the Agent (i) notice of any failure by any Covered Non-Debtor to make any payment when due (or to otherwise timely perform) under any Bilateral Facility, (ii) copies of any notice provided under Section
5.3 of the DIP Loan Agreement or any comparable provision(s) of any Successor Loan Agreement, and (iii) copies of any information provided to the Official Committee of Unsecured Creditors appointed in the Cases.

     (d) Owens Corning shall provide the Agent with (i) copies of all financial information furnished under Section 5.2 of the DIP Loan Agreement or any comparable provision(s) of any Successor Loan Agreement, and (ii) copies of the annual and quarterly unaudited financial statements for IPM and its direct and indirect subsidiaries on a consolidated and consolidating basis, on the same basis as those furnished under Sections 5.2(a) and 5.2(c) of the DIP Loan Agreement or any comparable provision(s) of any Successor Loan Agreement, together with such other financial information with respect to the Covered Non-Debtors as may be reasonably requested by the Agent.

     (e) No Covered Non-Debtor shall create, incur, assume or permit to exist any Lien (as defined under the DIP Loan Agreement) on any property now owned or hereafter acquired by any of them, except for (i) Liens that would constitute a Permitted Lien if incurred, created or assumed by a Borrower under the DIP Loan Agreement or any comparable provision(s) of any Successor Loan Agreement, (ii) Liens, if any, in effect as of the date of this Agreement, (iii) Liens securing Capital Leases and purchase money Debt (as each term in defined under the DIP Loan Agreement) as permitted under Section 7.12(c) of the DIP Loan Agreement or any comparable provision(s) of any Successor Loan Agreement, and (iv) Liens granted upon the written consent of the Agent (such consent not to be unreasonably withheld).

     (f) No Covered Non-Debtor shall declare or pay any Distributions (as defined in the DIP Loan Agreement), except (i) Distributions to any other Covered Non-Debtor and (ii) the acquisitions of shares of the Covered Non-Debtors' stock pursuant to any compensation or benefit plan. Notwithstanding the foregoing, nothing set forth in this Section 6(f) shall be deemed to affect any transfers between Debtors and Non-Debtors made in accordance with the Cash Management Order.

     (g) Debtors' and Covered Non-Debtors' senior management and professionals agree to be available to meet or speak with the Agent or the Lenders' Steering Committee upon reasonable notice.

     (h) No Covered Non-Debtor shall voluntarily prepay any Debt (as defined under the DIP Loan Agreement) except as would be permitted if such Covered Non-Debtor were a Borrower in accordance with Section 7.13 of the DIP Loan Agreement (or any comparable provisions of any Successor Loan Agreement). Solely for purposes of this Section 6(h), each Covered Non-Debtor shall be considered a Borrower (as defined under the DIP Loan Agreement) under the DIP Loan Agreement.

     (i) No Covered Non-Debtor shall make any capital expenditures except as permitted under the Cash Management Order.

     (j) (1) The Covered Non-Debtors shall not merge, consolidate, sell or take any other corporate action which may otherwise be permitted under Sections 7.8(iii), (iv), (viii), and (x) of the DIP Loan Agreement, as applied herein, or any comparable provision(s) of any Successor Loan Agreement, without the prior approval of the Agent, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the Covered Non-Debtors may take (i) any such action approved by the Agent, (ii) any action permitted under Sections 7.8(i),
(ii), (v), (vi), and (vii) of the DIP Loan Agreement, as applied herein, or any comparable provision(s) of any Successor Loan Agreement, and (iii) any action permitted under Section 7.8(ix) of the DIP Loan Agreement, as applied herein, or any comparable provision(s) of any Successor Loan Agreement, provided that in the case of any action referred to in (iii) above, such action is in the ordinary course of business and is not inconsistent with past business practices (each a "Permitted Action"). Nothing in this Section 6(j) shall affect the right of any Lender to object to any Permitted Action in the Cases. Following payment of all obligations, the net proceeds from any sale, transfer or other disposition of assets permitted hereunder may not be used except in accordance with Paragraph 12 of the Cash Management Order. Lenders, consistent with the provisions of this Section 6(j), shall execute and deliver to Owens Corning such documents and agreements or take such action, including, without limitation, a release of any obligations under this Agreement, as may be reasonably required to carry out the Permitted Action.

     (2) Notwithstanding anything to the contrary set forth in this Agreement, with respect to any action outside of the ordinary course of business proposed to be taken by the Covered Non-Debtors, the Debtors shall seek Court approval for such non-ordinary course action to the extent that Court approval would be required before such action could be taken if and to the extent the Non-Debtor Guarantors were operating under chapter 11 of the Bankruptcy Code, unless such action is approved by the Agent, which approval shall not be unreasonably withheld.

     (k) Debtors and Non-Debtor Guarantors undertake to conduct business operations with respect to the Covered Non-Debtors in a manner consistent with their respective fiduciary duties. Owens Corning, on behalf of the Debtors and Covered Non-Debtors, will provide notice to the Agent of any material change in pricing, production, royalties or customers from past ordinary course business practices, or of any other material change in the business operations of the Covered Non-Debtors of such a type or nature that would reasonably be expected to require disclosure under applicable securities laws if IPM were a publicly held company.

     (1) No amendment to, or waiver of, (i) any provision of Article 7 of the DIP Loan Agreement, (ii) the definition of the terms "Debt", "Lien", "Permitted Lien" or "Distribution" under the DIP Loan Agreement, or (iii) any comparable provision of any Successor Loan Agreement, shall be effective with respect to any Covered Non-Debtor for purposes of this Agreement unless approved by the Agent, which approval shall not be unreasonably withheld.

                  SECTION 7. Events of Default.
                             -----------------

     The Agent shall, upon the request of the Lenders constituting the Majority Banks (as defined in the Credit Agreement), terminate the Standstill Period (A) after giving twenty (20) days' prior written notice to Owens Corning and its counsel upon the occurrence of (i) an attempt to enforce or take legal action (including obtaining a judgment) against any Covered Non-Debtor which action is not stayed and could reasonably be expected to have a Material Adverse Effect with respect to IPM singularly, or against the Non-Debtor Guarantors collectively; (ii) an Event of Default under the DIP Loan Agreement or any Successor Loan Agreement which has not been cured, waived or otherwise remedied;
(iii) failure of any Covered Non-Debtor to make any payment when due under any Bilateral Facility or Excluded Facility which has not been cured, waived or otherwise remedied and could reasonably be expected to have a Material Adverse Effect with respect to IPM singularly, or against the Non-Debtor Guarantors collectively; (iv) a breach of any contract or agreement to which any Covered Non-Debtor is a party involving aggregate consideration payable to or by such Covered Non-Debtor of $5,000,000 or more in any calendar year which has not been cured, waived or otherwise remedied and could reasonably be expected to have a Material Adverse Effect with respect to IPM singularly, or against the Non-Debtor Guarantors collectively; (v) noncompliance with any covenant set forth in Section 6 above which has not been cured, waived or otherwise remedied; or (vi) noncompliance with any provision of the Cash Management Order in the form as approved by the Agent in accordance with Section 5(d) above (notwithstanding that such noncompliance may be effected with the approval of the Court) which has not been cured, waived or otherwise remedied and could reasonably be expected to have a Material Adverse Effect with respect to IPM singularly, or against the Non-Debtor Guarantors collectively; or (B) upon the occurrence of (i) the dismissal of any Case or the conversion of any Case to a case under chapter 7 of the Bankruptcy Code; or (ii) the entry of an order of the Court appointing a responsible officer or examiner with enlarged powers relating to the operation of the business of Owens Corning.

                  SECTION 8. Limited Consent to Jurisdiction.
                             -------------------------------

     The Lenders and the Non-Debtors, consent to and waive any objection to the jurisdiction of the Court for the limited purpose of resolving disputes arising under this Agreement, provided that nothing set forth herein shall prejudice the ability of any Debtor or Non-Debtor to argue that the Court has jurisdiction to resolve any disputes regarding the validity of Setoff Rights.

                  SECTION 9. Acknowledgment of Confidentiality.
                             ---------------------------------

     Each Lender hereby acknowledges, and agrees to remain bound by, the confidentiality provisions set forth in Section 13.04 of the Credit Agreement, provided that no disclosure shall be made pursuant to Section 13.04(e) unless three (3) business days prior written notice shall have been given to Owens Corning and its counsel.

                  SECTION 10. Amendments and Waivers.
                              ----------------------

     No amendment or waiver of any provision of this Agreement, other than the Bilateral Facilities listed on Exhibit C, which may be amended pursuant to an agreement among Owens Corning and the Lenders and Non-Debtors who are parties to such Bilateral Facilities, and no consent with respect to any departure by any Debtor or Non-Debtor therefrom, shall be effective unless the same is in writing and signed by Lenders constituting the Majority Banks (as defined in the Credit Agreement), and each Debtor and Non-Debtor whose interest will be effected by such amendment, waiver or consent, and then any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 11. Authority.
                              ---------

     Each individual executing this Agreement on behalf of any Lender, Debtor or Non-Debtor, respectively, warrants and represents that he or she is fully authorized to execute this Agreement in the capacities listed herein and has been duly authorized by such Lender, Debtor or Non-Debtor, respectively, to execute this Agreement. Additionally, the Agent warrants and represents that the Agent, the Majority Banks, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit Agreement) have executed this Agreement.

                  SECTION 12. Successors and Assigns.
                              ----------------------

     This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns and any other party participating in any Lender's interest pursuant to Section 13.09 of the Credit Agreement.

                  SECTION 13. Notices.
                              -------

     All notices, demands, requests, instructions or other communications to be given under this Agreement by any party to this Agreement to any other party to this Agreement shall be in writing and shall be duly given (i) upon receipt if personally delivered, (ii) when sent if confirmed by telecopier, or (iii) upon receipt following deposit with an overnight courier to the respective addresses set forth below:


                  If to any Debtor or Non-Debtor, to:

                  Owens Corning
                  Owens Corning World Headquarters
                  One Owens Corning Parkway
                  Toledo, Ohio  43659
                  Attn: Steven J. Strobel
                  Telecopier No.: (419) 325-3730

                  with copies to:

                  Charles O. Monk, II, Esq.
                  Saul Ewing LLP
                  100 South Charles Street
                  Baltimore, MD  21201
                  Telecopier No.: (410) 332-8862

                  If to the Agent, to:

                  Credit Suisse First Boston
                  Eleven Madison Avenue
                  New York, NY  10010
                  Attn: Jan Kofol
                  Telecopier No.: (212) 325-0304

                  with copies to:

                  Mark Shapiro, Esq.
                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, NY  10022
                  Telecopier No.: (212) 848-7179

                  If to any Lender, to the address set forth for such Lender on the signature pages hereto, with a copy to the Agent and counsel for the Agent.

                  SECTION 14. Execution in Counterparts.
                              -------------------------

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 15.  Governing Law.
                               -------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          Owens Corning, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          CDC Corporation, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory


                          Engineered Yarns America, Inc., a Debtor

                          By:_________________________
                             Name:
                             Title: Authorized Signatory


                          Falcon Foam Corporation, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Integrex, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Fibreboard Corporation, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Exterior Systems, Inc., a Debtor

                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          INTEGREX Ventures LLC, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          INTEGREX Professional Services LLC, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          INTEGREX Supply Chain Solutions LLC, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          INTEGREX Testing Systems LLC, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          HOMExperts LLC, a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Jefferson Holdings, Inc., a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas Technology Inc., a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning HT, Inc., a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Overseas Holdings Inc., a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Remodeling Systems, LLC,
                          a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Soltech, Inc., a Debtor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          IPM, Inc., a Non-Debtor Guarantor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Fiberglas Sweden, Inc.,
                          a Non-Debtor Guarantor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Vytec Corporation, a Non-Debtor Guarantor


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          European Owens-Corning Fiberglas S.A.,
                          a Non-Debtor Borrower

                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Canada Inc.,
                          a Non-Debtor Borrower and
                          a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Capital Holdings I, Inc.,
                          a Consenting Subsidiary


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Capital Holdings II, Inc., a Consenting Subsidiary


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          LMP Impianti Srl, a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          OC (Belgium) Holdings, Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          OC Celfortec Inc., a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          O.C. Funding B.V.,
                          a Consolidated IPM Affiliate and
                          a Bilateral Affiliate

                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Argentina Sociedad de Responsabilidad Limitada, a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Composites Italia S.r.l.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas Deutschland GmbH, a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas A.S. Limitada,
                          a Consolidated IPM Affiliate and
                          a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas S.A.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Cayman Limited,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning South Africa (Pty) Ltd.,
                          a Consolidated IPM Affiliate

                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning (Japan) Ltd.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning VF Holdings, Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning NRO Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Korea,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning (Singapore) Pte Ltd.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Espana SA,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Building Materials Espana, S.A., a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas Espana, S.A.,
                          a Consolidated IPM Affiliate

                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Australia Pty. Limited,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas France S.A.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Veil Netherlands B.V.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas Norway A/S,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning FSC, Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Holdings Limited,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning NRO II Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          EPS Holding AS, a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Engineered Pipe Systems, Inc.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Flowtite (Botswana) (Proprietary) Limited, a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Flowtite Eksport AS,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Flowtite Offshore Services Ltd.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          NORSKE EPS BOT AS,
                          a Consolidated IPM Affiliate and
                          a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Composites S.P.R.L.,
                          a Consolidated IPM Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Alcopor Owens Corning (Jersey) Holding Ltd., a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning (UK) Holdings Limited,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Fiberglas UK Limited,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Alcopor UK Ltd.,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Polyfoam UK Limited,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          N.V. Owens Corning S.A.,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory
                                    (of successor in interest)

                          Owens Corning (India) Limited, a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens Corning Yapi Merkezi Boru Sanayi VeTicaret A.S., a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning (China) Investment Co., Ltd., a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning (Shanghai) Fiberglas Co. Ltd, a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning (Guangzhou) Fiberglas Co. Ltd, a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning (Nanjing) Foamular Board Co., Ltd.,
                             a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning (Anshan) Fiberglas Co. Ltd., a Bilateral Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Britinvest Limited,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Fiberglas (G.B.) Ltd.,
                          a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Owens-Corning Veil U.K. Ltd., a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Scanglas Ltd., a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Wrexham A.R. Glass Ltd., a Setoff Affiliate


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Credit Suisse First Boston


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Chase Manhattan Bank N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Arab Bank PLC


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Bank of America


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Bank of New York


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Bank One, N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Bank of Tokyo-Mitsubishi, Ltd.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Banque Nationale (BNP Paribas)


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Barclays PLC


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Bear, Sterns & Co. Inc.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          California Bank & Trust


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Chase Securities


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Citibank, N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Credit Agricole Indosuez


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Credit Industriel et Commercial


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Credit Lyonnais


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Dai-Ichi Kangyo Bank, Limited


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Dexia Bank


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Firstar Bank, N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Fleet National Bank


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Fortis (USA) Finance LLC


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Fuji Bank Limited


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          GE Capital Commercial Finance


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Goldman Sachs Credit Partners L.P.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          KBC Bank, N.V.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Kensington International Limited, Elliott
                           International Capital Advisors, Inc.
                           as Attorney-in-Fact


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Keybank National Association


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Kingstreet Capital Management L.L.C.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Lehman Commercial Paper Inc.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Mellon Bank N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Merril Lynch, Pierce, Fenner & Smith Inc.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Mitsubishi Trust and Banking Corporation


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Morgan Guaranty Trust Company of New York


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Natexis Banque


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Northern Trust Company


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Oaktree Capital Management, LLC


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Perry Principals


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          PNC Bank, National Association


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Redwood Master Fund Ltd.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Royal Bank of Canada


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Salomon Brothers Holding Company Inc.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          San Paolo Imi S.p.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          The Sanwa Bank, Limited


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Silver Oaks & Co. L.P.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Societe Generale


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Springfield Associates, LLC, Elliott
                            Associates, L.P., as Managing Partner


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Standard Chartered Bank


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          STB Delaware Funding Trust I


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Suntrust Bank


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Toronto Dominion (Texas), Inc.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Wachovia Bank, N.A.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory

                          Wells Fargo, National Association.


                          By:_________________________
                             Name:
                             Title: Authorized Signatory